                                                                  EXHIBIT 99.1

                       NATIONWIDE LIFE INSURANCE COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS

                                                         AS OF           AS OF
                                                     SEPTEMBER 30,    DECEMBER 31,
(IN U.S.$ MILLIONS)                                      2002             2001
                                                     -------------    ------------
                                                      (UNAUDITED)
ASSETS
Invested assets ..............................        $  32,572.4      $  27,477.3
Deferred policy acquisition costs ............            2,909.5          3,189.0
Other assets .................................            1,405.8            975.3
Assets held in separate accounts .............           46,399.7         59,513.0
                                                      -----------      -----------
                                                      $  83,287.4      $  91,154.6
                                                      ===========      ===========
LIABILITIES AND SHAREHOLDER'S EQUITY

Future policy benefits and claims ............        $  29,481.3      $  25,216.0
Short-term debt ..............................               60.0            100.0
Long-term debt with related party ............              600.0            300.0
Other liabilities ............................            3,227.0          2,307.9
Liabilities related to separate accounts .....           46,399.7         59,513.0
                                                      -----------      -----------
                                                         79,768.0         87,436.9
Shareholder's equity .........................            3,519.4          3,717.7
                                                      -----------      -----------
                                                      $  83,287.4      $  91,154.6
                                                      ===========      ===========



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



                       NATIONWIDE LIFE INSURANCE COMPANY
           UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                  THREE MONTHS ENDED             NINE MONTHS ENDED
                                                                     SEPTEMBER 30,                 SEPTEMBER 30,
                                                                 ---------------------       -------------------------
(IN U.S.$ MILLIONS)                                                2002         2001            2002           2001
                                                                 --------     --------       ----------     ----------
REVENUES
     Policy charges .......................................      $  234.7     $  243.9     $    746.0     $    768.0
     Life insurance premiums ..............................          64.5         59.4          189.2          189.8
     Net investment income ................................         465.2        434.9        1,351.4        1,286.6
     Net realized (losses) gains on investments, hedging
       instruments and hedged items:
          Unrelated parties ...............................         (41.1)        (7.7)         (86.6)          (9.5)
          Related party ...................................          23.2         44.4           23.2           44.4
     Other ................................................           0.5          1.9            4.5            7.8
                                                                 --------     --------     ----------     ----------
                                                                    747.0        776.8        2,227.7        2,287.1
                                                                 --------     --------     ----------     ----------


BENEFITS AND EXPENSES
     Interest credited to policyholder account values .....         321.3        314.8          917.1          923.9
     Other benefits and claims ............................          77.6         66.8          228.2          209.0
     Policyholder dividends on participating policies .....          11.6          9.5           33.5           31.1
     Amortization of deferred policy acquisition costs ....         430.4         85.2          598.2          265.2
     Interest expense on debt, primarily with related
       party ..............................................          12.0          0.8           23.7            4.7
     Other operating expenses .............................         120.6        108.6          385.7          323.5
                                                                 --------     --------     ----------     ----------
                                                                    973.5        585.7        2,186.4        1,757.4
                                                                 --------     --------     ----------     ----------
     (Loss) income from continuing operations before
        federal income tax expense and cumulative effect of
        adoption of accounting principles .................        (226.5)       191.1           41.3          529.7
     Federal income tax (benefit) expense .................         (91.3)        53.1          (23.3)         142.0
                                                                 --------     --------     ----------     ----------
     (Loss) income from continuing operations before
        cumulative effect of adoption of accounting
        principles ........................................        (135.2)       138.0           64.6          387.7
     Income from discontinued operations, net of tax ......        --              0.6            0.7            1.1
     Cumulative effect of adoption of accounting
        principles, net of tax ............................        --           --             --               (7.1)
                                                                 --------     --------     ----------     ----------
          Net (loss) income ...............................      $ (135.2)    $  138.6     $     65.3     $    381.7
                                                                 ========     ========     ==========     ==========


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